Income Tax Disclosure: Schedule of Deferred Tax Assets (Tables)	12 Months Ended
Aug. 31, 2014
Income Tax Disclosure Schedule Of Deferred Tax Assets Tables
Schedule of Deferred Tax Assets

	2014	2013

Net operating losses	7,072,471	7,291,299
Loan loss reserves	6,100,000	6,100,000
	13,172,471	13,391,299
Statutory tax rate	35%	35%
Deferred tax asset	4,610,365	4,686,955
Valuation allowance	(4,610,365)	(4,686,955)
Net deferred tax asset	-	-